FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of March 25, 2011 by and among REALTY INCOME CORPORATION, a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of December 13, 2010 (as in effect immediately prior to the date hereof, the “Credit Agreement”) and the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon satisfaction of the conditions contained in Section 2, the parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by inserting the following definition of “Excluded Subsidiary” in the correct alphabetical order in Section 1.1. thereof:

“Excluded Subsidiary” means any Subsidiary (a) that either (i) holds title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary or (ii) owns Equity Interests of another Excluded Subsidiary but has no assets other than such Equity Interests and other assets of nominal value incidental thereto, and (b) that is prohibited from Guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument, or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of (or pursuant to the terms of) such Secured Indebtedness.  In no event shall the Borrower be considered to be an Excluded Subsidiary.

(b)           The Credit Agreement is amended by restating Section 8.14. thereof in its entirety as follows:

Section 8.14.  Guarantors.

(a)           Requirements to Become Guarantor.  Within 5 Business Days of any Person becoming a Subsidiary after the Agreement Date, the Borrower shall deliver notice to the Administrative Agent that such Subsidiary has been acquired or formed, as the case may be, which notice shall include the corporate name and jurisdiction of such Subsidiary.  As soon as available, and in any event within 30 days after any Person becoming a Subsidiary after the Agreement Date, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary and (ii) the items that would have been delivered under subsections (iv) through (viii) and (xv) of Section 6.1.(a) if such Subsidiary had been a Subsidiary on the Agreement Date.  Notwithstanding the foregoing: (x) subject to compliance with Sections 10.1.(k) and 10.10., upon written notice from the Borrower to the Administrative Agent and the Lenders, the Borrower may designate up to two Taxable REIT Subsidiaries (in addition to Crest Net Lease, Inc.) that shall not be required to become Guarantors; (y) if any Subsidiary that is not a Wholly Owned Subsidiary or that is a Subsidiary organized in a jurisdiction other than a State of the United States of America or in the District of Columbia is unable, for reasons acceptable to the Administrative Agent (in its sole discretion), to become a Guarantor, then so long as the Borrower complies with Section 10.10. with respect to such Subsidiary and will otherwise remain in compliance with Section 10.1.(k), such Subsidiary shall not be required to become a Guarantor; and (z) an Excluded Subsidiary shall not be required to become a Guarantor; provided, however, promptly (and in any event within 30 Business Days) upon any Subsidiary ceasing to be subject to the prohibition on Guarantying Indebtedness which resulted in such Subsidiary being considered to be an Excluded Subsidiary, the Borrower shall comply with the provisions of this subsection (a) with respect to such Subsidiary unless such Subsidiary is not required to become a Guarantor under the immediately preceding clause (x) or (y).

(b)           Release of Guarantors.  The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor from the Guaranty so long as: (i)(A)(1) such Guarantor does not own any Unencumbered Assets or any direct or indirect Equity Interest in any Subsidiary that owns any Unencumbered Assets, and (2) such Guarantor is not otherwise required to be a party to the Guaranty under the immediately preceding subsection (a), (B) such Guarantor has ceased to be, or simultaneously with its release from the Guaranty will cease to be, a Subsidiary or (C) such Guarantor will, simultaneously with its release from the Guaranty, qualify as an Excluded Subsidiary; (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1.; (iii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except to the extent otherwise qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except to the extent otherwise qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents or waived or consented to by the Requisite Lenders in accordance with the provisions of Section 13.7.; and (iv) the Administrative Agent shall have received such written request at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release.  Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

(c)           Optional Guarantors.  The Borrower may, at its option, cause any Subsidiary that is not already a Guarantor to become a Guarantor by executing and delivering to the Administrative Agent the items required to be delivered under the immediately preceding subsection (a).

(c)           The Credit Agreement is amended by adding the following new subsection (k) to Section 10.1. thereof:

(k)           Assets Owned by Borrower and Guarantors.  The Borrower shall not permit the amount of Gross Asset Value attributable to assets directly owned by the Borrower and the Guarantors to be less than 90.0% of Gross Asset Value at any time.

(d)           The Credit Agreement is amended by restating Section 10.3. thereof in its entirety as follows:

Section 10.3.  Restrictions on Intercompany Transfers.

Other than as expressly set forth in this Agreement, the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than an Excluded Subsidiary) to: (i) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Borrower or any other Subsidiary; (ii) pay any

Indebtedness owed to the Borrower or any other Subsidiary; (iii) make loans or advances to the Borrower or any other Subsidiary; or (iv) transfer any of its property or assets to the Borrower or any other Subsidiary; provided, however, notwithstanding the foregoing, the Borrower and its Subsidiaries may agree and be subject to restrictions on their ability to transfer, directly or indirectly, Equity Interests (and beneficial interest therein) in any Excluded Subsidiary pursuant to the terms of any Secured Indebtedness of such Excluded Subsidiary.

(e)           The Credit Agreement is amended by restating Section 10.10. thereof in its entirety as follows:

Section 10.10.  Limitations on Non-Guarantor Subsidiaries.

The Borrower shall not, and shall not permit any other Loan Party or other Subsidiary to:

(a)           Permit any Subsidiary (including a Taxable REIT Subsidiary) that is not a Guarantor to incur any Indebtedness other than Nonrecourse Indebtedness;

(b)           Make Investments in Crest Net Lease, Inc., including by way of loans, in an aggregate amount exceeding $150,000,000; or

(c)           Make Investments in Subsidiaries (including any Taxable REIT Subsidiary but excluding Crest Net Lease, Inc.) that are not Guarantors pursuant to clause (x) or (y) of Section 8.14.(a), in an aggregate amount in excess of $50,000,000.

Section 2.  Conditions Precedent.  The effectiveness of Section 1 of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)           A counterpart of this Amendment duly executed by the Borrower and the Lenders constituting the Requisite Lenders;

(b)           An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)           Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party, or any material indenture, agreement or other instrument to which any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for the benefit of the Lenders and the Issuing Bank.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof (except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties shall be as of such earlier date) with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and reasonable expenses (including the reasonable fees and disbursements of counsel to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 10.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER:

REALTY INCOME CORPORATION

By:
     Name:
     Title:

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

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     Name:
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BANK OF AMERICA, N.A.

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REGIONS BANK

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THE BANK OF NEW YORK MELLON

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UNION BANK, N.A.

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U. S. BANK NATIONAL ASSOCIATION

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BRANCH BANKING AND TRUST COMPANY

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CAPITAL ONE, N.A.

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RAYMOND JAMES BANK, FSB

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EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of March 25, 2011 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Realty Income Corporation (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of December 13, 2010 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of December 13, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation of Obligations.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Reaffirmation of Representations.  Each Guarantor hereby repeats and reaffirms all representations and warranties made by such Guarantor to the Administrative Agent and the Lenders in the Guaranty and the other Loan Documents to which it is a party on and as of the date hereof (except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties shall be as of such earlier date) with the same force and effect as if such representations and warranties were set forth in this Acknowledgement in full.

Section 3.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 4.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

_______________________________

By:
Name:
Title: